AIG SERIES TRUST


                            2010 HIGH WATERMARK FUND,
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND

     SUPPLEMENT TO THE STATEMENT OF ADDITION INFORMATION DATED JUNE 25, 2004

         Effective immediately, the following paragraph is inserted on page B-8 of the Statement of Additional Information.

         INTERFUND BORROWING AND LENDING PROGRAM

         The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Dated: August 12, 2004